                                      COMMERCIAL
                                   LEASE AGREEMENT

THIS LEASE AGREEMENT is made and entered into as of the date set forth below between Faison & Associates, Inc. d/b/a Southland Management Company, not individually, but solely as Management and Leasing Broker for PLAZA CENTRAL I (a
                                                              ---------------
registered fictitious name), hereinafter referred to as "Lessor" and NOVELLUS
                                                                     --------
SYSTEMS, INC., hereafter referred to as "Lessee":
--------------
                                 W I T N E S S E T H:

     1. LEASED PREMISES: In consideration of the rents, terms, provisions and covenants of this Lease, Lessor hereby leases, lets and demises to Lessee the following described premises (referred to as "leased premises" and containing approximately 1,720 square feet) situated at PLAZA CENTRAL I, (sometimes
                                             ---------------
referred to as "the building" or "the project"):
                                             6220 S. Orange Blossom Trail
                                             Suite 186
                                             Orlando, Florida 32809
                                             (See Exhibit "A" (floor plan)
                                              attached hereto and made a part
                                             hereof.)


     2. TERM: Subject to and upon the conditions set forth below, the term of this Lease shall commence on (FEBRUARY 1, 1996, the "commencement date"), and
                             ------------------
shall terminate THIRTY-SIX (36) months thereafter.
                ---------------

     3. RENT: (a) Lessee agrees to pay monthly as base rental during the term of this Lease the sum of ONE THOUSAND SEVEN HUNDRED TWENTY & 00/100 DOLLARS
                         ---------------------------------------------------
($1,720.00), which amount shall be payable to Lessor at the address shown below
-----------
on the first day of the month. One monthly installment of rent shall be due and payable on the date of execution of this Lease by Lessee for the first month's rent and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the "commencement date" during the demised term; provided, that if the "commencement date" should be a date other than the first day of a calendar month, the monthly rental set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the demised term. Lessee shall pay, as additional rental, all other sums due under this Lease.

          (b) On the date of execution of this Lease by Lessee, there shall be due and payable by Lessee a security deposit in an amount equal to one monthly rental installment to be held for the performance by Lessee of Lessee's covenants and obligations under this lease, it being expressly understood that the deposit shall not be considered an advance payment of rental or a measure of Lessor's damage in case of default by Lessee. Upon the occurrence of any event of default by Lessee or breach by Lessee of Lessee's covenants under this Lease, Lessor may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent and/or any damage, injury, expense or liability caused to Lessor by the event of default or breach of covenant, any remaining balance of the security deposit to be returned by Lessor to Lessee upon termination of this Lease.

          (c) If any increase in the fire insurance premiums paid by Lessor for the building in which Lessee occupies space is caused by Lessee's use and occupancy of the leased premises, or if Lessee vacates the leased premises and causes an increase in such premiums, then Lessee shall pay as additional rental the amount of such increase to Lessor.

          (d) Other remedies for nonpayment of rent notwithstanding, if the monthly rental payment is not received by Lessor on or before the tenth day of the month for which rent is due, or if any other payment due Lessor by Lessee is not received by Lessor on or before the tenth day of the month next following the month in which Lessee was invoiced, a service charge of five per cent (5%) of such past due amount shall become due and payable in addition to such amounts owed under this Lease.

                                                                    See Addendum

     4. SIGNS: (a) If the leased premises are within a multi-story building, Lessor will furnish and install a suitable building directory and establish suite numbers to facilitate locating and identifying Lessee's premises. In order to effect uniformity, to control the graphics, and to maintain dignified aesthetics, Lessor will also furnish and install at the entrance door to Lessee's premises a uniform suite number plate and a name plate. Signs, name plates or graphics which are wholly within the leased premises and not visible from the exterior of the building or from public spaces within the building will be permitted.

          (b) If the leased premises are within a single-story building which has integral exterior sign pylons or sign plaques, Lessee shall have the right to install letters upon a sign plaque provided by Lessor or upon the sign pylon adjacent to the leased premises, if space is available. The letters, numerals, emblems, trademarks, insignia and other designs shall be of non-illuminated plastic, porcelain enamel or aluminum and shall be individual cut-out letters using the surface of the pylon or sign plaque as background and shall be subject to approval of Lessor for the purpose of maintaining architectural continuity and quality of design. If Lessee has not installed a sign in accordance with the provisions of this paragraph within ninety (90) days following the commencement date of this Lease, Lessee's right to install a sign shall terminate.

          (c) If the leased premises are within a single story building with or without integral exterior sign pylons, Lessee shall have the right to place lettering upon the entrance doors, plate glass windows or sign plaques of the leased premises; provided, however, that the lettering shall not exceed six inches in height and shall be subject to the approval of Lessor. If the leased premises open off of a public corridor or lobby, Lessor will furnish and install a uniform number plate and name plate for Lessee for installation at the corridor door, and Lessor will furnish and install a suitable building directory to facilitate locating and identifying Lessee's premises.

          (d) Lessee agrees that no other sign (mobile or stationary) of any description shall be erected, placed or painted in or about the leased premises. Lessee shall, at Lessee's expense, remove all signs at the termination of this Lease, and the installation and removal shall be in such manner as to avoid injury, defacement or overloading of the building or other improvements.

     5. USAGE AND INSURANCE: Lessee warrants and represents to Lessor that the leased premises shall be used and occupied only for the purpose of general office use. Lessee shall occupy the leased premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create any nuisance or otherwise interfere with, annoy or disturb any other tenant in its normal business operations or Lessor in its management of the building. Lessee shall not commit, or suffer to be committed, any waste on the leased premises, nor shall Lessee permit the leased premises to be used in any way which would, in the opinion of the Lessor, be extra hazardous on account of fire or otherwise which would in any way increase or render void the fire insurance on the leased premises or contents of the building.

     6. JANITORIAL SERVICE: Lessor shall furnish janitorial services during the term of this Lease. The janitorial services shall be provided five times per week during the term of this Lease.

     7. BUILDING SERVICES: (a) Lessor shall furnish gas, water and electricity for Lessee during the term of this Lease. Lessee shall pay all telephone charges. Lessor shall furnish Lessee hot and cold water at those points of supply provided for general use of other tenants in the building, central heating and air conditioning in season (at times Lessor normally furnishes these services to other tenants in the building, and at temperatures and in amounts as are considered by Lessor to be standard or in compliance with any governmental regulations, such service on Saturday afternoons, Sundays and holidays to be furnished only upon the request of Lessee, who shall bear the entire cost). Lessor shall also furnish routine maintenance, painting and electrical lighting service for all public areas and special service areas of the building in the manner and to the extent deemed by Lessor to be standard. Lessor shall not bear the utility costs (including meter installation and air conditioning costs) occasioned by electrodata processing machines, computers and similar machines of high electrical consumption. Failure by Lessor to any extent to furnish these defined services, or any cessation thereof, resulting from causes beyond the control of Lessor shall neither render Lessor liable in any respect for damages to either person or property, be construed as an eviction of Lessee, work an abatement of rent nor relieve Lessee from fulfillment of any covenant in this Lease. Should any of the equipment or machinery break down, or for any cause cease to function properly, Lessor shall use reasonable diligence to repair the same promptly, but Lessee shall have no claim for rebate on account of any interruption in service occasioned from the repairs.

          (b) Lessor shall furnish and install window coverings on all exterior windows to maintain a uniform exterior appearance. Lessee shall not remove or replace these window coverings or install any other window covering which would affect the exterior appearance of the building. Lessee may install lined or unlined over draperies on the interior sides of the Lessor furnished draperies, for interior appearance, or to reduce light transmission, provided such over draperies do not affect the exterior appearance of the building.

     8. RELOCATION: In the event Lessor determines to utilize the leased premises for other purposes during the term of this Lease, Lessee agrees to relocate to other space in the building and/or project designated by Lessor, provided such other space is of equal or larger size than the leased premises and has at least the same number of windows. Lessor shall pay all out-of-pocket expenses of any such relocation, including the expenses of moving and reconstruction of all Lessee furnished and Lessor furnished improvements. In the event of such relocation, this Lease shall continue in full force and effect without any change in the terms and other conditions, but with the new location substituted for the old location set forth in paragraph 1 of this Lease.

     9. REPAIRS AND MAINTENANCE: (a) Unless otherwise expressly provided, Lessor shall not be required to make any improvements, replacements or repairs of any kind or character to the leased premises during the term of this Lease, except repairs to walls, doors, corridors, windows and other structures and equipment within and serving the leased premises, and additional maintenance as may be necessary because of damage by persons other than Lessee, its agents, employees, invitees, licensees or visitors, and as may be necessary solely because of the negligence of Lessor, which repairs shall be made by Lessor at its expense beginning not more than fifteen (15) days after written notice by Lessee. Lessor's cost of maintaining the items set forth in this subparagraph are subject to the additional rental provisions in paragraph 3. Lessor shall not be liable to Lessee, except as expressly provided in this Lease, for any damage or inconvenience, and Lessee shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Lessor under this Lease.

          (b) Lessee shall, at its own cost and expense, repair or replace any damage or injury to all or any part of the leased premises caused by Lessee or Lessee's agents, employees, invitees, licensees or visitors; provided, however, if Lessee fails to make the repairs or replacements promptly, Lessor may, at its option, make the repairs or replacements and the costs of such repairs or replacements shall be charged to Lessee as additional rental and shall become payable by Lessee with the payment of the rental next due hereunder.

          (c) Lessee shall not allow any damage to be committed on any portion of the leased premises, and at the termination of this Lease, by lapse of time or otherwise, Lessee shall deliver the leased premises to Lessor in as good condition as existed at the commencement date or completion date of this Lease, ordinary wear and tear excepted. The cost and expense of any repairs necessary to restore the condition of the leased premises shall be borne by Lessee, and if Lessor undertakes to restore the leased premises it shall have a right of reimbursement against Lessee.

          (d) All requests for repairs or maintenance that are the responsibility of Lessor pursuant to any provision of this Lease must be made in writing to Lessor at the address set forth below.

     10. COMPLIANCE WITH LAWS, RULES AND REGULATIONS: Lessee, at Lessee's expense, shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction relating to the use, condition and occupancy of the leased premises. Lessee will comply with the rules of the building adopted by Lessor which are set forth on a schedule attached to this Lease. Lessor shall have the right at all times to change the rules and regulations of the building or to amend them in any reasonable manner as may be deemed advisable for the safety, care and cleanliness, and for the preservation of good order, of the leased premises.
All changes and amendments in the rules and regulations of the building will be sent by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee.

     11. LESSOR IMPROVEMENTS: If construction to the leased premises is to be performed by Lessor prior to Lessee's occupancy, Lessor will, at its expense, commence and/or complete the construction of the improvements constituting the leased premises, including partitions, in accordance with the floor plan and its specifications agreed to by the parties and made a part of this Lease by reference. The plans and specifications shall be approved and signed by the parties prior to the commencement of construction. Any changes or modifications to the approved plans and specifications shall be made and accepted by written change order signed by Lessor and Lessee and shall constitute an amendment to this Lease. Upon completion of the building and other improvements in accordance with the plans and specifications, Lessee agrees to execute and deliver to Lessor a letter accepting delivery of the leased premises.

     12. ALTERATIONS AND IMPROVEMENTS: Lessee shall not make or allow to be made any alterations or physical additions in or to the leased premises without first obtaining the written consent of Lessor. Any alterations, physical additions or improvements to the leased premises made by Lessee shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease. Lessor, at its option, may require Lessee to remove any physical additions and/or repair any alterations in order to restore the leased premises to the condition existing at the time Lessee took possession, all costs of removal and/or alterations to be borne by Lessee. This clause shall not apply to moveable equipment or furniture owned by Lessee which may be removed by Lessee at the end of the term of this Lease if Lessee is not then in default and if such equipment and furniture is not then subject to any other rights, liens and interests of Lessor.

     13. CONDEMNATION: (a) If, during the term (or any extension or renewal) of this Lease, all or a substantial part of the leased premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the leased premises for the purpose for which they are then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Lessee shall have no claim to the condemnation award.

          (b) In the event a portion of the leased premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in subparagraph (a) above, Lessor may, at Lessor's sole risk and expense, restore and reconstruct the building and other improvements on the leased premises to the extent necessary to make it reasonably tenable. The rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Lessee shall have no claim to the condemnation award.

     14. FIRE AND CASUALTY: (a) If the leased premises should be totally destroyed by fire or other casualty, or if the leased premises should be so damaged so that rebuilding cannot reasonably be completed within ninety (90) working days after the date of written notification by Lessee to Lessor of the destruction, this Lease shall terminate and the rent shall be abated for the unexpired portion of the Lease, effective as of the date of the written notification.

          (b) If the leased premises should be partially damaged by fire or other casualty, and rebuilding or repairs can reasonably be completed within ninety (90) working days from the date of written notification by Lessee to Lessor of the destruction, this Lease shall not terminate, but Lessor may at its sole risk and expense proceed with reasonable diligence to rebuild or repair the building or other improvements to substantially the same condition in which they existed prior to the damage. If the leased premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act or negligence of Lessee, its agents, employees, invitees or those for whom Lessee is responsible, the rent payable under this Lease during the period for which the leased premises are untenantable shall be adjusted to such an extent as may be fair and reasonable under the circumstances. In the event that Lessor fails to complete the necessary repairs or rebuilding within ninety (90) working days from the date of written notification by Lessee to Lessor of the destruction, Lessee may at its option terminate this Lease by delivering written notice of termination to Lessor, whereupon all rights and obligations under this Lease shall cease to exist.

     15. PROPERTY INSURANCE: Lessor shall at all times during the term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the building against all risk of direct physical loss in an amount equal to ninety percent (90%) of the full replacement cost of the building structure and its improvements as of the date of the loss; provided, that Lessor shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Lessee or which Lessee may have upon or within the leased premises or any fixtures installed by or paid for by Lessee upon or within the leased premises or any additional improvements which Lessee may construct on the leased premises. Lessee shall provide to Lessor a Certificate of Insurance as proof of coverage.

     16. WAIVER OF SUBROGATION: Anything in this Lease to the contrary notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the leased premises, improvements to the building of which the leased premises are a part, or personal property (building contents) within the building, by reason of fire or the elements regardless of cause or origin, including negligence of Lessor or Lessee and their agents, officers and employees. Because this paragraph will preclude the assignment of any claim mentioned in it by way of subrogation or otherwise to an insurance company or any other person, each party to this Lease agrees immediately to give to each insurance company which has issued to it policies of insurance covering all risk of direct physical loss, written notice of the terms of the mutual waivers contained in this paragraph, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this paragraph.

     17. HOLD HARMLESS: Lessor shall not be liable to Lessee's employees, agents, invitees, licensees or visitors, or to any other person, for any injury to person or damage to property on or about the leased premises caused by the negligence or misconduct of Lessee, its agents, servants or employees, or of any other person entering upon the leased premises under express or implied invitation by Lessee, or caused by the building and improvements located on the leased premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the leased premises. Lessee agrees to indemnify and hold harmless Lessor of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury.

     18. QUIET ENJOYMENT: Lessor warrants that it has full right to execute and to perform this Lease and to grant the estate demised and that Lessee, upon payment of the required rents and performing the terms, conditions, covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the leased premises during the full term of this Lease as well as any extension or renewal thereof. Lessor shall not be responsible for the acts or omissions of any other lessee or third party that may interfere with Lessee's use and enjoyment of the leased premises.

     19. LESSOR'S RIGHT OF ENTRY: Lessor shall have the right, at all reasonable hours, to enter the leased premises for the following reasons: inspection; cleaning or making repairs; making alterations or additions as Lessor may deem necessary or desirable; determining Lessee's use of the leased premises, or determining if an act of default under this Lease has occurred.

     20. ASSIGNMENT OR SUBLEASE: Lessor shall have the right to transfer and assign, in whole or in part, its rights and obligations in the building and property that are the subject of this Lease. Lessee shall not assign this Lease or sublet all or any part of the leased premises without the prior written consent of Lessor. Lessor shall have the option, upon receipt from Lessee of written request for Lessor's consent to subletting or assignment, to cancel this Lease as of the date the requested subletting or assignment is to be effective. The option shall be exercised, if at all, within fifteen (15) days following Lessor's receipt of such written request by delivery to Lessee of written notice of Lessor's intention to exercise the option. In the event of any assignment or subletting, Lessee shall nevertheless at all times remain fully responsible and liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "event of default" as defined below, if all or any part of the leased premises are then assigned or sublet, Lessor, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or subtenant all rents becoming due to Lessee by reason of the assignment or sublease, and Lessor shall have a security interest in all properties on the leased premises to secure payment of such sums. Any collection directly by Lessor from the assignee or subtenant shall not be construed to constitute a novation or a release of Lessee from the further performance of its obligations under this Lease.

     21. LANDLORD'S LIEN: As security for payment of rent, damages and all other payments required to be made by this Lease, Lessee hereby grants to Lessor a lien upon all property of Lessee now or subsequently located upon the leased premises. If Lessee abandons or vacates any substantial portion of the leased premises or is in default in the payment of any rentals, damages or other payments required to be made by this Lease or is in default of any other provision of this Lease, Lessor may enter upon the leased premises, by picking or changing locks if necessary, and take possession of all or any part of the personal property, and may sell all or any part of the personal property at a public or private sale, in one or successive sales, with or without notice, to the highest bidder for cash, and, on behalf of Lessee, sell and convey all or part of the personal property to the highest bidder, delivering to the highest bidder all of Lessee's title and interest in the personal property sold to him. The proceeds of the sale of the personal property shall be applied by Lessor toward the reasonable costs and expenses of the sale, including attorney's fees, and then toward the payment of all sums then due by Lessee to Lessor under the terms of this Lease; any excess remaining shall be paid to Lessee or any other person entitled thereto by law.

     22. UNIFORM COMMERCIAL CODE: This Lease is intended as and constitutes a security agreement within the meaning of the Uniform Commercial Code of the state in which the leased premises are situated and, Lessor, in addition to the rights prescribed in this Lease, shall have all of the rights, titles, liens and interests in and to Lessee's property now or hereafter located upon the leased premises which are granted a secured party, as that term is defined, under the Uniform Commercial Code to secure the payment to Lessor of the various amounts provided in this Lease. Lessee will on request execute and deliver to Lessor a financing statement for the purpose of perfecting Lessor's security interest under this Lease or Lessor may file this Lease or a copy thereof as a financing statement.

     23. DEFAULT BY LESSEE: The following shall be deemed to be events of default by Lessee under this Lease:

          (a) Lessee shall fail to pay when due any installment of rent or any other payment required persuant to this Lease; and such failure is not cured by Lessee within 5 days from receipt of written notice;
          (b) Lessee shall abandon any substantial portion of the leased premises;
          (c) Lessee shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and the failure is not cured within thirty (30) days after written notice to Lessee;
          (d) Lessee shall file a petition or be adjudged bankrupt or insolvent under the National Bankruptcy Act, as amended, or any similar law or statute of the United States or any state; or a receiver or trustee shall be appointed for all or substantially all of the assets of Lessee; or Lessee shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; or
          (e) Lessee shall do or permit to be done any act which results in a lien being filed against the leased premises or the building and/or project of which the leased premises are a part.

     24. REMEDIES FOR LESSEE'S DEFAULT: Upon the occurrence of any event of default set forth in this Lease, Lessor shall have the option to pursue any one or more of the following remedies without any notice or demand:

          (a) Terminate this Lease, in which event Lessee shall immediately surrender the leased premises to Lessor, and if Lessee fails to surrender the leased premises, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the leased premises, by picking or changing locks if necessary, and lock out, expel, or remove Lessee and any other person who may be occupying all or any part of the leased premises without being liable for prosecution of any claim for damages. Lessee agrees to pay on demand the amount of all loss and damage which Lessor may suffer by reason of the termination of the Lease under this subparagraph, whether through inability to relet the leased premises on satisfactory terms or otherwise.

          (b) Enter upon and take possession of the leased premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages and relet the leased premises on behalf of Lessee and receive directly the rent by reason of the reletting. Lessee agrees to pay Lessor on demand any deficiency that may arise by reason of any reletting of the leased premises; further, Lessee agrees to reimburse Lessor for any expenditures made by it for remodeling or repairing in order to relet the leased premises.

          (c) Enter upon the leased premises, by picking or changing locks if necessary, without being liable for prosecution of any claim for damages, and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee's obligations under this Lease; further, Lessee agrees that Lessor shall not be liable for any damages resulting to Lessee from effecting compliance with Lessee's obligations under this subparagraph caused by the negligence of Lessor or otherwise.

     25. WAIVER OF DEFAULT OR REMEDY: Failure of Lessor to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Lessor shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in paragraph 24 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy provided constitute forfeiture or waiver of any rent or damages accruing to Lessor by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Lessor to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

     26. ACTS OF GOD: Lessor shall not be required to perform any covenant or obligation in this Lease, or be liable in damages to Lessee, so long as the performance or non-performance of the covenant or obligation is delayed, caused by or prevented by an act of God or force majeure.

     27. ATTORNEY'S FEES: In the event Lessee defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Lessor places in the hands of an attorney the enforcement of all or any part of this Lease, the collection of any rent due or to become due or recovery of the possession of the leased premises, Lessee agrees to pay Lessor reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not. In no event shall the attorney's fees be less than fifteen percent of the outstanding balance owed by Lessee to Lessor.

     28. HOLDING OVER: In the event of holding over by Lessee after the expiration or termination of this Lease, the hold over shall be as a tenant at will and all of the terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay Lessor as rental for the period of such hold over an amount equal to one and one-half the rent which would have been payable by Lessee had the hold over period been a part of the original term of this Lease. Lessee agrees to vacate and deliver the leased premises to Lessor upon Lessee's receipt of notice from Lessor to vacate. The rental payment during the hold over period shall be payable to Lessor on demand. No holding over by Lessee, whether with or without consent of Lessor, shall operate to extend this Lease except as otherwise expressly provided.

     29. RIGHTS OF FIRST MORTGAGEE: Lessee accepts this Lease subject and subordinate to any recorded first mortgage or deed of trust lien presently existing or hereafter created upon the leased premises. Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to any first mortgage or deed of trust lien hereafter placed on the leased premises, and Lessee agrees upon demand to execute additional instruments subordinating this Lease as Lessor may require. If the interests of Lessor under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust on the leased premises, Lessee shall be bound to the transferee (sometimes called the "Purchaser"), at the option of the Purchaser, under the terms, covenants and conditions of this Lease for the balance of the term remaining, and any extentions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease, and, if requested by the Purchaser, Lessee agrees to attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its lessor.

     30. ESTOPPEL CERTIFICATES: Lessee agrees to furnish promptly, from time to time, upon request of Lessor or Lessor's mortgage, a statement certifying, if applicable, that Lessee is in possession of the leased premises; the leased premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Lessee claims no present charge, lien, or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance; there is no existing default by reason of some act or omission by Lessor; and such other matters as may be reasonably required by Lessor or Lessor's mortgagee.

     31. SUCCESSORS: This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Lessor's interest in the leased premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect and Lessee hereunder agrees to attorn to the then owner of the leased premises.

     32. RENT TAX: If applicable in the jurisdiction where the leased premises are situated, Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent upon which the tax is based as set forth above.

     33. DEFINITIONS: The following definitions apply to the terms set forth below as used in this Lease:

          (a) "Abandon" means the vacating of all or a substantial portion of the leased premises by Lessee, whether or not Lessee is in default of the rental payments due under this Lease.

          (b) An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sit-downs, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Lessor and which by the exercise of due diligence Lessor is unable, wholly or in part, to prevent or overcome.

          (c)  The "commencement date" shall be the date set forth in paragraph
2. The "commencement date" shall constitute the commencement of this Lease for all purposes, whether or not Lessee has actually taken possession.

          (e) "Real property tax" means all school, city, state and county taxes and assessments including special district taxes or assessments.

          (f) "Square feet or "square foot" as used in this Lease includes the area contained within the space occupied by Lessee together with a common area percentage factor of Lessee's space proportionate to the total building area.

     34. MISCELLANEOUS: The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such paragraph. If any provision of this Lease shall ever be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Lease, and such other provisions shall continue in full force and effect.

     35. NOTICE: (a) All rent and other payments required to be made by Lessee shall be payable to Lessor at the address set forth below.

          (b) All payments required to be made by Lessor to Lessee shall be payable to Lessee at the address set forth below, or at any other address within the United States as Lessee may specify from time to time by written notice.

          (c) Any notice or document required or permitted to be delivered by this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set out below:

                    LESSOR:                          LESSEE:
          SOUTHLAND MANAGEMENT COMPANY       NOVELLUS SYSTEMS, INC.
          6220 S. Orange Blossom Trail       3970 N. First Street
          Suite 160                          San Jose, CA 95134
          Orlando, Florida 32809

     37. ENTIRE AGREEMENT AND LIMITATIONS OF WARRANTIES: IT IS EXPRESSLY AGREED BY LESSEE, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE. LESSOR AND LESSEE EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OR MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE. IT IS LIKEWISE AGREED THAT THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY BOTH LESSOR AND LESSEE.

     38.  OTHER PROVISIONS:

     RADON GAS:     "Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida.
                    Additional information regarding radon and radon testing may be obtained from your county public health unit."

     39. ADDENDUM: There is an Addendum attached hereto and made a part hereof.

Signed at  Orlando, FL  , this 22nd   day of  December       , 1995
          --------------      ------        ----------------    --

Faison & Associates,
Inc. d/b/a     LESSOR:                       LESSEE:
Southland Management Company,           NOVELLUS SYSTEMS, INC.
not individually, but solely as
Management and Leasing Broker for
         PLAZA CENTRAL I


By /s/                             By /s/
   ------------------------------     ------------------------------

Title Vice President and           Title  Treasurer
      ---------------------------        ---------------------------
      Authorized Agent

WITNESS:                           WITNESS:
/s/  Ed Bennett                       /s/  Ciska Perry
---------------------------------     ------------------------------
/s/  Lisa Bailey                      /s/  Gina Corrales
---------------------------------     ------------------------------

                                       ADDENDUM

1) INCREASES IN BASE RENT: The monthly rent for each twelve-month period subsequent to the first complete twelve-month period occurring during the term of this Lease shall increase by seven percent (7%) as follows:

          Commencing February 1, 1997 the monthly rent shall be increased to $1,840.40; commencing February 1, 1998 the monthly rent shall be increased to $1,969.40.

Lessee agrees to pay the adjusted monthly rent, together with any applicable taxes, on the first day of each and every month as outlined in Paragraph 3(a) of the Lease.

                                        [Map]

                                RULES AND REGULATIONS

1. Lessor agrees to furnish Lessee two keys without charge. Additional keys will be furnished at a nominal charge.

2. Lessee will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the leased premises for Lessee, to Lessor for Lessor's approval and supervision before performance of any contractual service. This provision shall apply to all work performed on or about the leased premises or project, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings and equipment or any other physical portion of the leased premises or project.

3. Lessee shall not at any time occupy any part of the leased premises or project as sleeping or lodging quarters.

4. Lessee shall not place, install or operate on the leased premises or in any part of the building, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the leased premises or project any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable, explosive or hazardous material without written consent of Lessor.

5. Lessor will not be responsible for lost or stolen personal property, equipment, money or jewelry from the leased premises or the project regardless of whether such loss occurs whether the area is locked against entry or not.

6. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the leased premises or project.

7. Employees of Lessor shall not receive or carry messages for or to any Lessee or other person, nor contract with or render free or paid services to any Lessee or Lessee's agents, employees or invitees.

8. None of the parking, plaza, recreation or lawn areas, entries, passages, doors, elevators, hallways or stairways shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas or such area be used by Lessee's agents, employees or invitees at any time for purposes inconsistent with their designation by Lessor.

9. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse, or by the defacing or injury of any part of the building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

10. No person shall disturb occupants of the building by the use of any radios, record players, tape recorders, musical instruments, the making of unseemly noises, or any unreasonable use.

11. Nothing shall be thrown out of the windows of the building or down the stairways or other passages.

12. Lessee and its employees, agents and invitees shall park their vehicles only in those parking areas designated by Lessor. Lessee shall furnish Lessor with state automobile license numbers of Lessee's vehicles and its employees' vehicles within five days after taking possession of the leased premises and shall notify Lessor of any changes within five days after such change occurs. Lessee shall not leave any vehicle in a state of disrepair (including without limitation, flat tires, out of date inspection stickers or license plates) on the leased premises or project. If Lessee or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Lessor, after giving written notice to Lessee of such violation, shall have the right to remove such vehicles at Lessee's expense.

TOWER SECTION (If Applicable)

13. Movement in or out of the building of furniture or office supplies and equipment, or dispatch or receipt by Lessee of any merchandise or materials, which require use of elevators or stairways, or movement through the building entrances or lobby, shall be restricted to hours designated by Lessor. All such movement shall be under supervision of Lessor and carried out in the manner agreed between Lessee and Lessor by prearrangement before performance. Such prearrangement will include determination by Lessor of time, method, and routing of movement and limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the building. Lessee assumes, and shall indemnify Lessor against, all risks and claims of damage to persons and properties arising in connection with any said movement.

14. Lessor will provide and maintain an alphabetical directory board in the ground floor lobby of the building and allot one name strip for Lessee.

15. Lessor shall not be liable for any damages from the stoppage of elevators for necessary or desirable repairs or improvements or delays of any sort or duration in connection with the elevator service.

It is Lessor's desire to maintain in the building or project the highest standard of dignity and good taste consistent with comfort and convenience for Lessees. Any action or condition not meeting this high standard should be reported directly to Lessor. Your cooperation will be mutually beneficial and sincerely appreciated. Lessor reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary, for the safety, care and cleanliness of the leased premises, and for the preservation of good order therein.